Media contacts:			Investor/analyst contact:
Caroline Boren	-or-	Dan Russo	Shannon Alberts
Alaska Airlines		Horizon Air	Alaska Air Group
(206) 392-5101		(206) 392-0218	(206) 392-5218

FOR IMMEDIATE RELEASE                                                                                                                   July 22, 2010

ALASKA AIR GROUP REPORTS SECOND QUARTER RESULTS

Second quarter highlights:
•
Net income excluding special items was $84.0 million, or $2.29 per diluted share, compared to $26.5 million, or $0.72 per share, in the second quarter of 2009. This quarter’s results compared to a First Call mean estimate of $2.12 per share.

•	Net income under Generally Accepted Accounting Principles (GAAP) was $58.6 million, or $1.60 per diluted share, compared to net income of $29.1 million, or $0.79 per diluted share, in 2009.
•	The company ended the quarter with $1.3 billion in unrestricted cash and marketable securities.
•	Alaska Airlines ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in 2010 by J.D. Power and Associates for the third year in a row.
•	Alaska topped the mainline/legacy carriers worldwide in Aviation Week magazine’s “Top-Performing Airlines” rankings published in July 2010.
•
Alaska continued its streak of excellent on-time performance, holding the No. 1 spot in U.S. Department of Transportation on-time performance among the 10 largest U.S. airlines for 13 of the last 14 months ending in May 2010.

SEATTLE — Alaska Air Group, Inc. (NYSE: ALK) today reported second quarter 2010 net income of $58.6 million, or $1.60 per diluted share, compared to net income of $29.1 million, or $0.79 per diluted share, in the second quarter of 2009. Excluding mark-to-market fuel hedge losses of $37.6 million ($23.3 million after tax or $0.63 per diluted share) and CRJ-700 transition charges of $3.4 million ($2.1 million after tax or $0.06 per diluted share), the company reported net income of $84.0 million, or $2.29 per diluted share, compared to net income of $26.5 million, or $0.72 per share, excluding special items in the second quarter of 2009.

-more-

“Our second quarter adjusted net earnings represent the best quarterly profit in our history. The results were driven by strong revenues and good cost control, partially offset by higher fuel costs," said Bill Ayer, chairman and chief executive officer. “Thanks to the employees at Alaska and Horizon, our reliability and customer service continue to be outstanding. Alaska has held the No. 1 spot in DOT on-time performance among the 10 largest U.S. airlines for 13 of the last 14 months. And for the third year in a row, J.D. Power and Associates named Alaska Airlines highest in customer satisfaction among traditional network carriers in North America.”

The following table reconciles the company’s adjusted net income and earnings per diluted share (EPS) during the second quarters of 2010 and 2009 to amounts as reported in accordance with GAAP (in millions except per-share amounts):
	Three months ended June 30,
	2010		2009
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding new pilot contract transition costs, fleet transition costs and mark-to-market hedging adjustments	$84.0	$2.29	$26.5	$0.72
New pilot contract transition costs, net of tax	---	---	(22.3)	(0.61)
Fleet transition costs – CRJ-700, net of tax	(2.1)	(0.06)	---	---
Adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, net of tax	(23.3)	(0.63)	24.9	0.68
Reported GAAP amounts	$58.6	$1.60	$29.1	$0.79

Financial and statistical data for Alaska Airlines and Horizon Air, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found on page 4 of this release.

A conference call regarding the second quarter 2010 results will be simulcast via the Internet at 8:30 a.m. Pacific time on July 22, 2010. It can be accessed through the company’s Web site at alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at alaskaair.com/investors.

-more-

References in this news release to “Air Group,” “company,” “we,” “us” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”

This news release contains forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2009. Some of these risks include current economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our significant indebtedness, inability to meet cost reduction goals, terrorist attacks, seasonal fluctuations in our financial results, an aircraft accident, changes in laws and regulations, and government fees and taxes. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

# # #

Alaska Airlines and Horizon Air, subsidiaries of Alaska Air Group (NYSE: ALK), together serve more than 90 cities through an expansive network in Alaska, the Lower 48, Hawaii, Canada and Mexico. Alaska Airlines ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in the J.D. Power and Associates 2008, 2009 and 2010 North America Airline Satisfaction StudiesSM.  For reservations, visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air Newsroom at alaskaair.com/newsroom.

Glossary of Financial Terms

ASM - Available seat miles or “capacity.” Represents total seats available across the fleet multiplied by the number of miles flown.

RPM – Revenue passenger miles or “traffic.” The number of those available seats that were filled with paying passengers. One passenger traveling one mile is one RPM.

RASM - Total operating revenue divided by ASMs. Operating revenue includes all passenger revenue, freight and mail, Mileage Plan and other ancillary revenue — commonly called “unit revenue” and represents the average total revenue for flying one seat one mile.

PRASM – Passenger revenue per ASM — commonly called “passenger unit revenue.”

Yield – Passenger revenue per RPM. This represents the average revenue for flying one passenger one mile.

CASM – Total operating costs per ASM. This represents all operating expenses, including fuel and special items — commonly called “unit cost.”

CASMex – Operating costs excluding fuel and special items per ASM. This metric is used to help track progress toward reduction of non-fuel operating costs, since fuel costs are largely out the company’s control.

Economic fuel – Best estimate of the cash cost of fuel, net of the impact of the company’s fuel-hedging program.

Mainline – Represents flying on Alaska jets and all associated revenue and costs.

Purchased capacity flying – Represents operations whereby Horizon and, to a much lesser extent, another small carrier in the state of Alaska fly certain routes for Alaska using Horizon’s or the other carrier’s fleets.

Alaska Air Group, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,

(in millions, except per share amounts)	2010	2009	% Change	2010	2009	% Change
Operating Revenues:
Passenger	$881.5	$757.2	16.4	$1,629.9	$1,441.3	13.1
Freight and mail	28.1	25.2	11.5	51.1	44.6	14.6
Other - net	66.8	61.5	8.6	125.3	100.4	24.8
Total Operating Revenues	976.4	843.9	15.7	1,806.3	1,586.3	13.9

Operating Expenses:
Wages and benefits	239.6	247.1	(3.0)	478.9	493.1	(2.9)
Variable incentive pay	21.6	18.9	14.3	39.5	28.2	40.1
Aircraft fuel, including hedging gains and losses	255.0	128.4	98.6	462.3	286.1	61.6
Aircraft maintenance	53.8	59.6	(9.7)	110.8	119.3	(7.1)
Aircraft rent	35.4	39.1	(9.5)	72.4	77.1	(6.1)
Landing fees and other rentals	57.9	54.4	6.4	113.8	108.6	4.8
Contracted services	41.1	36.8	11.7	80.7	75.2	7.3
Selling expenses	38.2	35.3	8.2	71.8	60.3	19.1
Depreciation and amortization	58.0	53.9	7.6	114.2	106.7	7.0
Food and beverage service	14.3	12.4	15.3	26.6	24.0	10.8
Other	48.2	50.3	(4.2)	96.0	107.1	(10.4)
New pilot contract transition costs	-	35.8	NM	-	35.8	NM
Fleet transition costs - CRJ-700	3.4	-	NM	3.4	-	NM
Fleet transition costs - Q200	-	5.2	NM	-	10.0	NM
Total Operating Expenses	866.5	777.2	11.5	1,670.4	1,531.5	9.1
Operating Income	109.9	66.7		135.9	54.8

Nonoperating Income (Expense):
Interest income	7.6	7.8		15.1	16.1
Interest expense	(26.3)	(25.1)		(51.9)	(51.9)
Interest capitalized	1.6	1.8		3.3	4.6
Other - net	1.2	(3.5)		1.8	(5.5)
	(15.9)	(19.0)		(31.7)	(36.7)
Income before income tax	94.0	47.7		104.2	18.1
Income tax expense	35.4	18.6		40.3	8.2
Net Income	$58.6	$29.1		$63.9	$9.9

Basic Earnings Per Share:	$1.64	$0.80		$1.79	$0.27
Diluted Earnings Per Share:	$1.60	$0.79		$1.74	$0.27
Shares Used for Computation:
Basic	35.698	36.354		35.683	36.340
Diluted	36.697	36.591		36.631	36.742

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)	June 30, 2010	December 31, 2009

Cash and marketable securities	$1,273	$1,192

Total current assets	1,739	1,634
Property and equipment-net	3,164	3,168
Other assets	204	194
Total assets	$5,107	$4,996

Current liabilities	$1,441	$1,269
Long-term debt	1,570	1,699
Other liabilities and credits	1,156	1,156
Shareholders' equity	940	872
Total liabilities and shareholders' equity	$5,107	$4,996

Debt to Capitalization, adjusted for operating leases	73%:27%	76%:24%

Number of common shares outstanding	35.710	35.591

Air Group Net Income and EPS Reconciliation:

The following table summarizes Alaska Air Group, Inc.'s net income and amounts per diluted share during 2010 and 2009 excluding adjustments for new pilot contract transition costs, certain fleet transition costs and to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting as reported in accordance with GAAP (in millions except per share amounts):

	Three Months Ended June 30,
	2010		2009
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding mark-to-market hedging adjustments, new pilot contract transition costs, and CRJ-700 fleet transition costs	$84.0	$2.29	$26.5	$0.72
New pilot contract transition costs, net of tax	-	-	(22.3)	(0.61)
Fleet transition costs - CRJ-700, net of tax	(2.1)	(0.06)	-	-
Adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, net of tax	(23.3)	(0.63)	24.9	0.68
Reported GAAP amounts	$58.6	$1.60	$29.1	$0.79

	Six Months Ended June 30,
	2010		2009
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding mark-to-market hedging adjustments, new pilot contract transition costs, and CRJ-700 fleet transition costs	$97.1	$2.65	$1.1	$0.03
New pilot contract transition costs, net of tax	-	-	(22.3)	(0.61)
Fleet transition costs - CRJ-700, net of tax	(2.1)	(0.06)	-	-
Adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, net of tax	(31.1)	(0.85)	31.1	0.85
Reported GAAP amounts	$63.9	$1.74	$9.9	$0.27

Alaska Airlines Financial and Statistical Data

	Three Months Ended June 30,						Six Months Ended June 30,

Financial Data (in millions):	2010		2009		% Change		2010		2009		% Change
Operating Revenues:
Passenger	$702.3		$602.5		16.6		$1,289.3		$1,142.3		12.9
Freight and mail	26.9		24.2		11.2		48.9		42.5		15.1
Other - net	60.2		54.9		9.7		112.3		88.1		27.5
Total mainline operating revenues	789.4		681.6		15.8		1,450.5		1,272.9		14.0
Passenger - purchased capacity	83.1		67.7		22.7		159.6		129.5		23.2
Total Operating Revenues	872.5		749.3		16.4		1,610.1		1,402.4		14.8

Operating Expenses:
Wages and benefits	190.9		198.4		(3.8)		382.1		395.8		(3.5)
Variable incentive pay	17.9		16.1		11.2		32.7		23.2		40.9
Aircraft fuel, including hedging gains and losses	214.5		107.4		99.7		386.2		239.3		61.4
Aircraft maintenance	40.0		46.6		(14.2)		82.1		92.9		(11.6)
Aircraft rent	24.3		28.1		(13.5)		50.2		54.6		(8.1)
Landing fees and other rentals	43.1		40.6		6.2		84.8		81.4		4.2
Contracted services	31.5		28.4		10.9		62.1		58.9		5.4
Selling expenses	30.7		28.3		8.5		57.4		47.4		21.1
Depreciation and amortization	47.6		44.2		7.7		93.3		87.5		6.6
Food and beverage service	13.7		11.9		15.1		25.5		22.9		11.4
Other	36.7		38.5		(4.7)		71.5		81.3		(12.1)
New pilot contract transition costs	-		35.8		NM		-		35.8		NM
Total mainline operating expenses	690.9		624.3		10.7		1,327.9		1,221.0		8.8
Purchased capacity costs	74.3		68.9		7.8		146.8		131.6		11.6
Total Operating Expenses	765.2		693.2		10.4		1,474.7		1,352.6		9.0

Operating Income	107.3		56.1				135.4		49.8

Interest income	9.5		9.5				18.1		19.6
Interest expense	(23.5)		(22.1)				(45.6)		(45.1)
Interest capitalized	1.6		1.8				3.3		4.3
Other - net	1.6		(3.2)				2.5		(4.8)
	(10.8)		(14.0)				(21.7)		(26.0)

Income Before Income Tax	$96.5		$42.1				$113.7		$23.8

Mainline Operating Statistics:
Revenue passengers (000)	4,170		3,983		4.7		7,811		7,556		3.4
RPMs (000,000) "traffic"	5,072		4,613		10.0		9,544		8,792		8.6
ASMs (000,000) "capacity"	6,112		5,852		4.4		11,653		11,372		2.5
Passenger load factor	83.0%		78.8%		4.2	pts	81.9%		77.3%		4.6	pts
Yield per passenger mile	13.85	¢	13.06	¢	6.0		13.51	¢	12.99	¢	4.0
Operating revenue per ASM (RASM)	12.92	¢	11.65	¢	10.9		12.45	¢	11.19	¢	11.3
Passenger revenue per ASM (PRASM)	11.49	¢	10.30	¢	11.6		11.06	¢	10.04	¢	10.2
Operating expense per ASM (CASM)	11.30	¢	10.67	¢	5.9		11.40	¢	10.74	¢	6.1
CASM excluding fuel and new pilot contract transition costs (a)	7.79	¢	8.22	¢	(5.2)		8.08	¢	8.32	¢	(2.9)
Aircraft fuel cost per gallon	$2.70		$1.41		91.5		$2.55		$1.60		59.4
Economic fuel cost per gallon (b)	$2.30		$1.84		25.0		$2.28		$1.88		21.3
Fuel gallons (000,000)	79.6		76.5		4.1		151.9		149.8		1.4
Average number of full-time equivalent employees	8,621		8,937		(3.5)		8,579		8,979		(4.5)
Aircraft utilization (blk hrs/day)	10.0		9.9		1.0		9.7		9.9		(2.0)
Average aircraft stage length (miles)	1,076		1,020		5.5		1,072		1,018		5.3
Operating fleet at period-end	116		116		0	a/c	116		116		0 a/c

Regional Operating Statistics:
RPMs (000,000)	284		264		7.6		555		479		15.9
ASMs (000,000)	376		359		4.7		745		675		10.4
Passenger load factor	75.5%		73.5%		2.0	pts	74.5%		71.0%		3.5	pts
Yield per passenger mile	29.26	¢	25.64	¢	14.1		28.76	¢	27.04	¢	6.4
RASM	22.10	¢	18.86	¢	17.2		21.42	¢	19.19	¢	11.6
CASM	19.76	¢	19.19	¢	3.0		19.70	¢	19.50	¢	1.0

(a) See page 10 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(b) See page 12 for a reconciliation of economic fuel cost.

NM = Not Meaningful

Horizon Air Financial and Statistical Data

	Three Months Ended June 30,						Six Months Ended June 30,

Financial Data (in millions):	2010		2009		% Change		2010		2009		% Change
Operating Revenues:
Passenger - brand flying	$100.9		$91.7		10.0		$190.2		$178.3		6.7
Passenger - capacity purchase arrangements (a)	67.4		63.5		6.1		133.8		121.3		10.3
Total passenger revenue	168.3		155.2		8.4		324.0		299.6		8.1
Freight and mail	0.7		0.6		16.7		1.3		1.3		-
Other - net	2.1		2.1		-		4.2		3.8		10.5
Total Operating Revenues	171.1		157.9		8.4		329.5		304.7		8.1

Operating Expenses:
Wages and benefits	46.0		46.2		(0.4)		91.4		92.6		(1.3)
Variable incentive pay	3.7		2.8		32.1		6.8		5.0		36.0
Aircraft fuel, including hedging gains and losses	40.5		21.0		92.9		76.1		46.8		62.6
Aircraft maintenance	13.8		13.0		6.2		28.7		26.4		8.7
Aircraft rent	11.1		11.0		0.9		22.2		22.5		(1.3)
Landing fees and other rentals	15.1		14.1		7.1		29.6		27.8		6.5
Contracted services	8.2		7.9		3.8		16.5		15.4		7.1
Selling expenses	7.5		7.0		7.1		14.4		12.9		11.6
Depreciation and amortization	10.1		9.4		7.4		20.3		18.6		9.1
Food and beverage service	0.6		0.5		20.0		1.1		1.1		-
Other	7.5		8.6		(12.8)		17.0		19.6		(13.3)
Fleet transition costs - CRJ-700	3.4		-		NM		3.4		-		NM
Fleet transition costs - Q200	-		5.2		NM		-		10.0		NM
Total Operating Expenses	167.5		146.7		14.2		327.5		298.7		9.6

Operating Income	3.6		11.2				2.0		6.0

Interest income	1.0		0.6				1.5		1.0
Interest expense	(5.6)		(5.2)				(10.7)		(11.1)
Interest capitalized	-		-				-		0.3
Other - net	(0.2)		(0.1)				(0.2)		(0.2)
	(4.8)		(4.7)				(9.4)		(10.0)

Income (Loss) Before Income Tax	$(1.2)		$6.5				$(7.4)		$(4.0)

Combined Operating Statistics: (a)
Revenue passengers (000)	1,705		1,694		0.6		3,289		3,240		1.5
RPMs (000,000) "traffic"	623		609		2.3		1,189		1,133		4.9
ASMs (000,000) "capacity"	833		828		0.6		1,626		1,615		0.7
Passenger load factor	74.8%		73.6%		1.2	pts	73.1%		70.2%		2.9	pts
Yield per passenger mile	27.01	¢	25.48	¢	6.0		27.25	¢	26.44	¢	3.1
RASM	20.54	¢	19.07	¢	7.7		20.26	¢	18.87	¢	7.4
PRASM	20.20	¢	18.74	¢	7.8		19.93	¢	18.55	¢	7.4
CASM	20.11	¢	17.72	¢	13.5		20.14	¢	18.50	¢	8.9
CASM excluding fuel and CRJ-700 fleet transition costs (b)	14.84	¢	15.18	¢	(2.2)		15.25	¢	15.60	¢	(2.2)
GAAP fuel cost per gallon	$2.76		$1.41		95.7		$2.64		$1.58		67.1
Economic fuel cost per gallon (c)	$2.35		$1.86		26.3		$2.32		$1.87		24.1
Fuel gallons (000,000)	14.7		15.0		(2.0)		28.9		29.5		(2.0)
Average number of full-time equivalent employees	3,096		3,308		(6.4)		3,128		3,345		(6.5)
Aircraft utilization (blk hrs/day)	7.9		8.3		(4.8)		7.8		8.3		(6.0)
Average aircraft stage length (miles)	335		327		2.4		330		322		2.5
Operating fleet at period-end	57		55		2	a/c	57		55		2	a/c

NM = Not Meaningful

(a) Represents combined information for all Horizon flights, including those operated under a Capacity Purchase Agreement (CPA) with Alaska. See page 11 for additional line of business information.
(b) See page 11 for a reconciliation of these non-GAAP measures.
(c) See page 12 for a reconciliation of economic fuel cost.

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of this measure of unit costs excluding fuel, purchased capacity costs, and other noted items may be important to investors for the following reasons:

•  By eliminating fuel expense and certain special items from our unit cost metrics, we believe that we have better visibility into the results of our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable by management.

• Cost per ASM (CASM) excluding fuel and certain special items is one of the most important measures used by managements of both Alaska and Horizon and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

•  CASM excluding fuel (and other items as specified in our plan documents) is an important metric for the employee incentive plan that covers company management and the majority of other employee groups.

•  CASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

•  Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as new pilot contract transition costs and fleet transition costs, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

•  Although we disclose our “mainline” passenger unit revenues for Alaska, we do not (nor are we able to) evaluate mainline unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total mainline operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.
(in millions, except for per ASM unit information)

	Three Months Ended June 30,			Six Months Ended June 30,

Mainline unit cost reconciliations:	2010		2009	2010		2009
Mainline operating expenses	$690.9		$624.3	$1,327.9		$1,221.0
Mainline ASMs	6,112		5,852	11,653		11,372

Mainline CASM	11.30	¢	10.67 ¢	11.40	¢	10.74 ¢

Mainline operating expenses	$690.9		$624.3	$1,327.9		$1,221.0
Less: aircraft fuel, including hedging gains and losses	(214.5)		(107.4)	(386.2)		(239.3)
Less: new pilot contract transition costs	-		(35.8)	-		(35.8)
Mainline operating expenses excluding fuel and special items	$476.4		$481.1	$941.7		$945.9
Mainline ASMs	6,112		5,852	11,653		11,372
Mainline CASM, excluding fuel and special items	7.79	¢	8.22 ¢	8.08	¢	8.32 ¢

	Three Months Ended June 30,			Six Months Ended June 30,

Reconciliation to GAAP income before taxes:	2010		2009	2010		2009
Income before taxes, excluding items noted below	$128.1		$44.9	$154.6		$18.3
New pilot contract transition costs	-		(35.8)	-		(35.8)
Adjustments to reflect timing of gain or loss recognition resulting from
mark-to-market accounting on fuel hedges	(31.6)		33.0	(40.9)		41.3
GAAP income before taxes as reported	$96.5		$42.1	$113.7		$23.8

Horizon Air Industries, Inc.
(in millions, except for per ASM unit information)
	Three Months Ended June 30,		Six Months Ended June 30,

Unit cost reconciliations:	2010	2009	2010	2009
Operating expenses	$167.5	$146.7	$327.5	$298.7
ASMs	833	828	1,626	1,615

CASM	20.11 ¢	17.72 ¢	20.14 ¢	18.50 ¢

Operating expenses	$167.5	$146.7	$327.5	$298.7
Less: aircraft fuel, including hedging gains and losses	(40.5)	(21.0)	(76.1)	(46.8)
Less: fleet transition costs - CRJ-700	(3.4)	-	(3.4)	-

Operating expenses excluding fuel and CRJ-700 fleet transition costs	$123.6	$125.7	$248.0	$251.9
ASMs	833	828	1,626	1,615

CASM, excluding fuel and CRJ-700 fleet transition costs	14.84 ¢	15.18 ¢	15.25 ¢	15.60 ¢

Unit cost reconciliations-excluding all fleet transition costs:
Operating expenses	$167.5	$146.7	$327.5	$298.7
Less: aircraft fuel, including hedging gains and losses	(40.5)	(21.0)	(76.1)	(46.8)
Less: fleet transition costs - CRJ-700	(3.4)	-	(3.4)	-
Less: fleet transition costs - Q200	-	(5.2)	-	(10.0)

Operating expenses excluding fuel and all fleet transition costs	$123.6	$120.5	$248.0	$241.9
ASMs	833	828	1,626	1,615

CASM, excluding fuel and all fleet transition costs	14.84 ¢	14.55 ¢	15.25 ¢	14.98 ¢

Reconciliation to GAAP income (loss) before taxes:
Income (loss) before taxes, excluding items noted below	$8.2	$(0.3)	$5.2	$(12.5)
Fleet transition costs - CRJ-700	(3.4)	-	(3.4)	-
Adjustments to reflect timing of gain or loss recognition resulting from
mark-to-market accounting on fuel hedges	(6.0)	6.8	(9.2)	8.5
GAAP income (loss) before taxes as reported	$(1.2)	$6.5	$(7.4)	$(4.0)

Line of Business Information:
Horizon brand flying includes those routes in the Horizon system not covered by the Alaska Capacity Purchase Agreement (CPA). Horizon bears the revenue risk in those markets and, as a result, traffic, yield and load factor impact revenue recorded by Horizon. In the CPA arrangement, Horizon is insulated from market revenue factors and is guaranteed contractual revenue amounts based on operational capacity. As a result, yield and load factor information is not presented.

	Three Months Ended June 30, 2010

	Capacity and Mix				Load Factor		Yield			RASM
	2010 Actual (000,000)	2009 Actual (000,000)	Change Y-O-Y	Current % Total	Actual	Point Change Y-O-Y	Actual		Change Y-O-Y	Actual		Change Y-O-Y
Brand Flying	477	488	(2.3%)	57	73.1%	0.2	28.91	¢	12.2%	21.74	¢	12.4%
Alaska CPA	356	340	4.7%	43	NM	NM	NM		NM	18.97	¢	1.5%
System Total	833	828	0.6%	100	74.8%	1.2	27.01	¢	6.0%	20.54	¢	7.7%

NM= Not Meaningful

	Six Months Ended June 30, 2010

	Capacity and Mix				Load Factor		Yield			RASM
	2010 Actual (000,000)	2009 Actual (000,000)	Change Y-O-Y	Current % Total	Actual	Point Change Y-O-Y	Actual		Change Y-O-Y	Actual		Change Y-O-Y
Brand Flying	917	976	(6.0%)	56	71.3%	2.1	29.07	¢	10.2%	21.33	¢	13.6%
Alaska CPA	709	639	11.0%	44	NM	NM	NM		NM	18.89	¢	(0.5%)
System Total	1,626	1,615	0.7%	100	73.1%	2.9	27.25	¢	3.1%	20.26	¢	7.4%

NM= Not Meaningful

Alaska Airlines Fuel Reconciliation
(in millions, except for per gallon amounts)

	Three Months Ended June 30,
	2010		2009
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$187.6	$2.36	$132.3	$1.73
Minus gains, or plus the losses, during the period on settled hedges	(4.7)	(0.06)	8.1	0.11
Economic fuel expense	$182.9	$2.30	$140.4	$1.84
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting	31.6	0.40	(33.0)	(0.43)
GAAP fuel expense	$214.5	$2.70	$107.4	$1.41
Fuel gallons	79.6		76.5

	Six Months Ended June 30,
	2010		2009
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$350.3	$2.31	$251.1	$1.68
Minus gains, or plus the losses, during the period on settled hedges	(5.0)	(0.03)	29.5	0.20
Economic fuel expense	$345.3	$2.28	$280.6	$1.88
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting	40.9	0.27	(41.3)	(0.28)
GAAP fuel expense	$386.2	$2.55	$239.3	$1.60
Fuel gallons	151.9		149.8

Horizon Air Fuel Reconciliation
(in millions, except for per gallon amounts)

	Three Months Ended June 30,
	2010		2009
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$35.3	$2.40	$26.2	$1.75
Minus gains, or plus the losses, during the period on settled hedges	(0.8)	(0.05)	1.6	0.11
Economic fuel expense	$34.5	$2.35	$27.8	$1.86
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting	6.0	0.41	(6.8)	(0.45)
GAAP fuel expense	$40.5	$2.76	$21.0	$1.41
Fuel gallons	14.7		15.0

	Six Months Ended June 30,
	2010		2009
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$67.8	$2.35	$49.3	$1.67
Minus gains, or plus the losses, during the period on settled hedges	(0.9)	(0.03)	6.0	0.20
Economic fuel expense	$66.9	$2.32	$55.3	$1.87
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting	9.2	0.32	(8.5)	(0.29)
GAAP fuel expense	$76.1	$2.64	$46.8	$1.58
Fuel gallons	28.9		29.5